UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2022
Commission File Number: 001-38465
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DOCUSIGN, INC.
(Exact name of registrant as specified in its charter)
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Delaware			91-2183967
(State or Other Jurisdiction of Incorporation)			(I.R.S. Employer Identification Number)

221 Main St.	Suite 1550	San Francisco	California	94105
(Address of Principal Executive Offices)				(Zip Code)

(415) 489-4940
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DOCU	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 22, 2022, DocuSign, Inc. (the “Company”) announced that Allan Thygesen would be joining the Company as its President and Chief Executive Officer, effective as of Mr. Thygesen’s start date, expected to be no later than October 10, 2022 (the “CEO Start Date”).

Mr. Thygesen served as President, Americas & Global Partners at Google Inc. (a subsidiary of Alphabet Inc.) from June 2021 to September 2022, as President, Americas from February 2017 to May 2021, as President, Google Marketing Solutions from September 2014 to February 2017, and as Vice President, Global SMB Sales and Operations from September 2011 to September 2014. Before joining Google, Mr. Thygesen consulted to Google and other companies in 2010 and until September 2011 and previously co-founded an early stage venture firm and was a managing director and partner in the U.S. venture and growth funds of The Carlyle Group, where he led investments in startups in sectors including e-commerce, enterprise software, mobile advertising and imaging. Earlier, Mr. Thygesen served as an executive in several public and private companies, including Wink Communications, Inc., an interactive television technology company, which he helped take public in 1999. He also served as a lecturer at the Stanford Graduate School of Business from 2014 to 2021. Mr. Thygesen has served on the board of directors of RingCentral, Inc. (NYSE: RNG) since October 2015 and has served on the boards of directors of various private companies. Mr. Thygesen holds an M.Sc. in Economics from the University of Copenhagen and an MBA from Stanford University.

There are no arrangements or understandings between Mr. Thygesen and any other persons, pursuant to which he was appointed as President and Chief Executive Officer, no family relationships among any of the Company’s directors or executive officers and Mr. Thygesen, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Offer Letter with Mr. Thygesen

On September 13, 2022, the Company and Mr. Thygesen entered into an offer letter containing the principal terms and conditions of his employment as the Company’s President and Chief Executive Officer (the “CEO Offer Letter”). Pursuant to the terms of the CEO Offer Letter, Mr. Thygesen will also join the Board of Directors of the Company, which is expected to occur on or before the CEO Start Date.

The CEO Offer Letter provides for, among other things: (i) an initial annual base salary of $1,000,000; (ii) eligibility for an annual target cash bonus up to 100% of the amount of his then-current base salary, 60% of which, on a prorated basis, Mr. Thygesen will be eligible to receive with respect to the remainder of the Company’s current fiscal year; and (iii) certain equity awards as described below.

Sign-On RSU Award. Mr. Thygesen is eligible to receive an award of restricted stock units with a target value of $20,000,000, subject to his continuous service with the Company on the one-year anniversary of the CEO Start Date (the “Sign-On RSU Award”).

FY23 RSU Award. Mr. Thygesen is also eligible to receive an award of restricted stock units with a target value of $10,000,000, vesting over four years, subject to Mr. Thygesen’s continuous service through each such vesting date (the “FY23 RSU Award”).

TSR PSU Award. Mr. Thygesen is also eligible to receive an award of performance-based restricted stock units (the “TSR PSU Award”) with a target value of $10,000,000, subject to the achievement of certain performance metrics (the “Target TSR PSUs”). Mr. Thygesen is eligible to earn up to 200% of the Target TSR PSUs upon “maximum” level achievement of the applicable performance metrics.

The TSR PSU Award is subject to both (i) the achievement of performance goals related to the Company’s relative “total shareholder return” as measured against the Nasdaq Composite Index over a three-year performance period, determined at the end of one-year, two-year and three-year performance periods with performance capped at 1/3rd of the Target TSR PSUs for the first and second performance periods and (ii) Mr. Thygesen’s continuous service as the Company’s Chief Executive Officer, or as the Company’s Executive Chairman under certain circumstances (as applicable, the “CEO Service”) through the end of the applicable performance period. Generally, if Mr. Thygesen’s CEO Service terminates for any reason prior to the end of a performance period, the remaining unvested TSR PSUs will be forfeited. However, in the event Mr. Thygesen’s CEO Service is terminated by the Company without “Cause” or by Mr. Thygesen for “Good Reason” (as each such term is defined in the CEO Offer Letter), he shall vest in a pro rata portion of the TSR PSUs that would have vested upon actual performance with respect to the in-progress performance period at the time of such termination, subject to Mr. Thygesen’s delivery to the Company of a release of claims in favor of the Company.

In the event of a change in control of the Company, the performance period will end prior to the change in control; achievement with respect to the Company’s relative total shareholder return will be measured using the price per share paid in such change in control; and any achievement between two performance targets will be interpolated. Following such change in control, if the TSR PSU Award is assumed by the acquiror, the resulting PSUs will vest in equal installments on the last day of the remaining open performance periods, subject to Mr. Thygesen’s service through such dates; provided, however, in the event his service following the change in control is terminated without “Cause” or by Mr. Thygesen for “Good Reason”, the PSUs will vest on Mr. Thygesen’s termination date, subject to Mr. Thygesen’s delivery to the Company of a release of claims in favor of the Company.

SVC PSU Award. In addition to the foregoing grants, Mr. Thygesen is eligible to receive an award of performance-based restricted stock units subject to certain stock price targets (the “Shareholder Value Creation (SVC) PSU Award”). The SVC PSU Award is divided into six tranches (each, a “Tranche”) that each require achievement of a stock price target (each, a “Stock Price Target”) as set forth in the Stock Price Target Table below. Each of Tranches 1 through 5 represent the right to acquire the number of shares of our common stock equal to approximately (x) $7,700,000 divided by (y) the average daily closing price of the Company’s common stock on the Nasdaq Global Select Market for the thirty (30) trading days ending on the fifteenth (15th) trading day following the first public announcement by the Company of Mr. Thygesen’s appointment as CEO (the “30-Day Average”) multiplied by a Monte Carlo factor, with such resulting shares vesting if the applicable Stock Price Targets are achieved within five years of the CEO Start Date (the “5-Year Performance Period”). Tranche 6 represents the right to acquire the number of shares of our common stock equal to (x) $11,500,000 divided by (y) the 30-Day Average multiplied by a Monte Carlo factor, with such resulting shares vesting if the applicable Stock Price Target is achieved within seven years of the CEO Start Date (the “7-Year Performance Period”).

Tranche No.	Tranche Value	Share Price Target as % increase from 30-Day Average
1	$7,700,000	25%
2	$7,700,000	80%
3	$7,700,000	120%
4	$7,700,000	233%
5	$7,700,000	317%
6	$11,500,000	483%

A Stock Price Target will be achieved if the average daily closing price of the Company’s common stock on the Nasdaq Global Select Market for ninety (90) calendar days equals or exceeds the applicable Stock Price Target during the applicable performance period.

For each achieved Tranche, 50% of the achieved PSUs will vest upon the later of its achievement and the one-year anniversary of the grant date (the “One-Year Anniversary”), and the remaining 50% will vest on the two-year anniversary of its achievement, subject to Mr. Thygesen’s continuous CEO Service through such dates. Generally, if Mr. Thygesen’s CEO Service terminates for any reason, any unachieved PSUs and any achieved PSUs that have not yet time-vested will be forfeited upon such termination. However, in the event Mr. Thygesen’s CEO Service is terminated by the Company without “Cause” or he resigns for “Good Reason” (each as defined in the CEO Offer Letter) any achieved PSUs that have not yet time-vested shall vest, subject to Mr. Thygesen’s delivery to the Company of a release of claims in favor of the Company. In addition, in the event Mr. Thygesen’s CEO Service terminates due to a termination by the Company without “Cause”, his resignation for “Good Reason” or as a result of his death or terminal condition, in each case after the One-Year Anniversary, Mr. Thygesen will be entitled to vest in 50% of any Tranches that are achieved during the six months following such termination.

In the event of a change in control of the Company during the 5-Year Performance Period (or, with respect to Tranche 6, during the 7-Year Performance Period), achievement of the Stock Price Target will be measured using the price per share paid in such change in control rather than the average price described above, and any achievement between two Stock Price Targets will be interpolated. Any of Tranches 1 through 5 that had not been achieved prior to the end of the 5-Year Performance Period will not be eligible for achievement upon a change in control following the 5-Year Performance Period. Any PSUs achieved upon a change in control, and any PSUs achieved prior to a change in control that have not yet time-vested, will vest in full upon the change in control, subject to Mr. Thygesen’s continuous CEO Service through such date (which service requirement shall be deemed satisfied if, within three months before the change in control, Mr. Thygesen’s continuous CEO Service is terminated due to a termination by the Company without “Cause”, his resignation for “Good Reason” or as a result of his death or terminal condition).

The SVC PSU Award is designed to drive value creation over the long term by encouraging leadership continuity and motivating Mr. Thygesen with equity that rewards him for providing sustained, meaningful increases in stockholder value over a performance period of up to seven years. The SVC PSU Award is the largest single component of Mr. Thygesen’s comprehensive compensation, which is intended to achieve long-term value creation for the Company’s stockholders by rewarding achievement of performance objectives in both the short term (i.e., through the achievement of financial objectives pursuant to the Company’s annual bonus plan) and long term (i.e., through performance stock units, such as the TSR PSU Award and SVC PSU Award, that vest upon the achievement of certain multi-year performance metrics aligned to stockholder value).

Investment RSU Award. In addition, Mr. Thygesen is eligible to receive an award of restricted stock units upon satisfying an investment condition (the “Investment RSU Award”), with such award equal to the number of shares of the Company’s common stock purchased by Mr. Thygesen in the open market during the six-month period following the CEO Start Date (the “Investment Shares”), up to a limit of $7,500,000 in aggregate purchase price, and in all cases subject to the Company’s insider trading policies and certain other limitations set forth in the CEO Offer Letter. The Investment RSU Award will vest over two years, subject to Mr. Thygesen’s continuous service through each such vesting date. The Investment RSU Award and shares issued in respect thereof are subject to partial or total forfeiture in the event Mr. Thygesen sells or otherwise disposes of the Investment Shares (other than upon a change in control) within two years following the applicable Investment RSU Award grant date. If Mr. Thygesen does not acquire shares of the Company’s common stock as described above, the Investment RSU Award will not be granted.

Except as described herein and as set forth in the applicable award agreements, the Sign-On RSU Award, FY23 RSU Award, TSR PSU Award, the SVC PSU Award and the Investment RSU Award are subject to the terms and conditions of the Company’s 2018 Equity Incentive Plan.

Qualifying Termination. Pursuant to the CEO Offer Letter, the Company will provide certain payments and benefits to Mr. Thygesen in the event of his termination without “Cause” or resignation for “Good Reason”, either of which are referred to as a “Qualifying Termination,” subject to Mr. Thygesen’s delivery to the Company of a release of claims in favor of the Company.

If Mr. Thygesen’s Qualifying Termination occurs outside of a Change in Control Period (as defined in the CEO Offer Letter), he will be entitled to receive: (i) 100% of his base salary (200% if the Qualifying Termination occurs prior to the one-year anniversary of the CEO Start Date (the “First Year”)); (ii) 100% of his target bonus (200% if the Qualifying Termination occurs during the First Year); (iii) in the event the actual bonus for the year prior to the year in which the Qualifying Termination occurs has not yet been paid, a payment equal to such actual bonus; (iv) 18 months of payment of premiums for “COBRA” coverage (24 months if the Qualifying Termination occurs during the First Year); (v) vesting of all unvested shares subject to the Sign-On RSU Award; (vi) vesting of a number of shares subject to the FY23 RSU Award equivalent to 12 additional months of service following the Qualifying Termination (24 months if the Qualifying Termination occurs during the First Year); (vii) vesting of all unvested shares subject to the Investment RSU Award; and (viii) an additional 12 months of vesting under any time-based equity awards that may be granted to Mr. Thygesen.

If Mr. Thygesen’s Qualifying Termination occurs within a Change in Control Period, he will be entitled to the foregoing payments and benefits, except that the COBRA coverage premium payment in the case of a Qualifying Termination occurring after the First Year will be for 12 months (instead of 18 months) and he will be entitled to full (rather than partial) vesting of the FY23 RSUs and any time-based equity awards that may be granted to Mr. Thygesen in the future.

The TSR PSU, SVC PSU and any future performance-based equity awards will be subject to the terms and conditions of their governing award agreements in the event of a Qualifying Termination.

The foregoing description of the CEO Offer Letter is not complete and is qualified in its entirety by reference to the full text of the CEO Offer Letter, which is filed as Exhibit 10.1 hereto.

Item 7.01. Regulation FD Disclosure

A press release dated September 22, 2022 announcing the Company’s new President and CEO is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information in Item 7.01 of this current report, including Exhibit 99.1 attached hereto, is furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934.

Safe Harbor Statement

Information provided in this Current Report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Company’s plans, objectives and expectations for compensation matters related to its Mr. Thygesen’s service as the Company’s President and Chief Executive Officer and Mr. Thygesen’s start date as the Company’s Chief Executive Officer and President. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see “Risk Factors” as described in the Company’s Annual Report for the year ended January 31, 2022 on Form 10-K filed with the Commission on March 25, 2022, the Company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2022 filed with the Commission on September 8, 2022, and other reports on file with the Commission.

These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Offer Letter dated September 13, 2022 by and between Allan Thygesen and DocuSign, Inc.
99.1	Press Release dated September 22, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 22, 2022

DOCUSIGN, INC.

By:	/s/ James P. Shaughnessy
James P. Shaughnessy
Chief Legal Officer